[Logo for The Gabelli Utility Trust omitted]
[Mountain graphic omitted]

THE GABELLI
UTILITY TRUST

First Quarter Report
March 31, 2000z

Our cover icon represents the underpinnings of Gabelli. The Teton mountains in Wyoming represent what we believe in in America -- that creativity, ingenuity, hard work and a global uniqueness provide enduring values. They also stand out in an increasingly complex, interconnected and interdependent economic world.

INVESTMENT OBJECTIVE:

The Gabelli Utility Trust is a closed-end, non-diversified management investment company whose primary objectives are long-term growth of capital and income. The Fund will invest in companies that provide products, services or equipment for the generation or distribution of electricity, gas and water. Additionally, the Fund will invest in companies in telecommunications services or infrastructure operations.

                    THIS REPORT IS PRINTED ON RECYCLED PAPER.

TO OUR SHAREHOLDERS,

      The first quarter of 2000 was mixed, but generally favorable, for utility investors. Interest rates at the short end of the yield curve continued to rise, as the Federal Reserve continued its tighter monetary policy in order to restrain inflation. Interest rates at the long end of the yield curve fell from nearly 6.5% at year-end to well below 6.0% as of March 31. While this would normally result in meaningful price appreciation for utility shares, widening corporate and agency credit spreads combined with a substantial decline in utility merger activity from the torrid pace of 1999 to hold price gains in check. U.S. utility stocks rose in nominal terms but underperformed the broader equity market. Natural gas stocks performed well in the first quarter, while electric, telecommunications and water stocks were overall flat to down.

                       [PHOTO OF MARIO GABELLI OMITTED]
                           [Mountain graphic omitted]
                                 THE GABELLI
                                 UTILITY TRUST

      The outlook for utility stock performance this year looks generally positive. The now-inverted Treasury yield curve indicates that interest rates are probably near the peak for this cycle, and falling long term rates should result in utility stock price appreciation. The unsettled equity market conditions seen in early April may lead investors to appreciate the high yields and relatively stable prices of utility stocks. Looking beyond the immediate future, electric, gas and water stocks are likely to benefit from continuing domestic consolidation and increasing foreign interest in the U.S. market.

INVESTMENT PERFORMANCE

      For the first quarter ended March 31, 2000, The Gabelli Utility Trust's (the "Trust") net asset value ("NAV") total return was 2.55%. The Standard & Poor's ("S&P") Utility Index and Lipper Utility Fund Average had total returns of 8.10% and 6.88%, respectively, over the same period. The S&P Utility Index is an unmanaged indicator of electric and gas utility stock performance, while the Lipper Average reflects the average performance of mutual funds classified in this particular category. Since inception on July 9, 1999 through March 31, 2000, the Trust had a cumulative total return of 6.26%. The S&P Utility Index declined 3.78%, while the Lipper Utility Fund Average rose 14.88% over the same period.

MONTHLY DISTRIBUTIONS

      The Gabelli Utility Trust has set a $.05 per share monthly distribution policy for the year 2000.

OUR APPROACH

      There are over 80 publicly traded investor-owned electric utilities in the U.S., and this is at least 50 more than are needed. The balkanized structure of the industry is inherently inefficient, and competitive forces are now punishing inefficiency. The industry has consolidated substantially already, and would have done so even faster except for regulatory sclerosis impeding the pace of mergers and acquisitions. We are skeptical about the claims of the mega-utilities to be able to deliver superior returns, but we believe that the mid-cap and small-cap utilities are generally doing well on their own and over time are likely acquisition targets as the largest utilities seek increasing advantages of scale. Our investments in the electric and natural gas stocks have generally focused on fundamentally sound, reasonably priced mid-cap and small-cap utilities that are logical acquisition targets for large utilities seeking to bulk up.

WHAT WE DO

      The success of momentum investing in recent years and investor's desire for instant gratification have combined to make value investing appear dull. At the risk of being dull, we will describe the boring value approach that has seen us through both good and bad for over 23 years at Gabelli Asset Management Company. The accompanying graphic illustrates the interplay among the four components of our valuation approach.

                                    [TRIANGLE GRAPHIC OMITTED; TEXT AS FOLLOWS:]
                                                      EPS
                                                      PMV
                                                      MANAGEMENT
                                                      CASH FLOW
                                                      RESEARCH


      Our focus is on free cash flow: earnings before interest, taxes, depreciation and amortization (EBITDA), minus the capital expenditures necessary to grow the business. We believe free cash flow is the best barometer of a business' value. Rising free cash flow often foreshadows net earnings improvement. We also look at earnings per share trends. Unlike Wall Street's ubiquitous earnings momentum players, we do not try to forecast earnings with accounting precision and then trade stocks based on quarterly expectations and realities. We simply try to position ourselves in front of long term earnings uptrends. In addition, we analyze on and off balance sheet assets and liabilities such as plant and equipment, inventories, receivables, and legal, environmental and health care issues. We want to know everything and anything that will add to, or detract from, our private market value (PMV) estimates. Finally, we look for a catalyst: something happening in the company's industry or indigenous to the company itself that will surface value. In the case of the independent telephone stocks, the catalyst is a regulatory change. In the utility industry, deregulation is transforming the sector, as consumers begin to be offered a choice in service providers. In other instances, it may be a change in management, sale or spin-off of a division or the development of a profitable new business.

      Once we identify stocks that qualify as fundamental and conceptual bargains, we then become patient investors. This has been a proven long-term method for preserving and enhancing wealth in the U.S. equity markets. At the margin, our new investments are focused on businesses that are well-managed and will benefit from sustainable long term economic dynamics. The competition created from deregulation should continue to drive consolidation, as utilities seek to lower their rates and cut costs. The benefits and savings from these cost reductions and increased sales should enhance the potential investment return of utility stocks.

COMMENTARY

IMPROVING FUNDAMENTALS AND SOME INTEREST RATE RELIEF

      Electric utilities are in good and improving condition. Those with low generating costs rarely have major problems, while the high cost generators have mostly restructured and are poised to recover their riskiest investments and move on. The biggest challenge facing most electric companies is how to redeploy capital and rising free cash flow at attractive rates of return. This is harder than it sounds. Electric utilities are using their excess capital to invest in telecommunications, Internet auction sites, electric and HVAC ("heating, ventilation and air-conditioning") contractors, as well as other ventures further afield. Many of these ventures are doomed to fail, in our opinion, and we tend to view skeptically the more grandiose visions of certain utilities.

      The condition of the gas distribution utilities is generally stable and sound. Pipeline companies are running into some earnings pressure as long term contracts run off and are replaced with shorter-term deals. In addition, near-term excess pipeline capacity is putting pressure on transportation rates. The pressure should be manageable, but we are watching developments carefully. Gas stocks were some of the better-performing stocks in the Trust's portfolio in the first quarter. Water companies, with few exceptions, are doing well in a low risk, highly capital-intensive business.

NEW TECHNOLOGY

      Recent developments in technology could have significant applications within the utility industry. Several of these developments have attracted considerable interest. Innovations such as fuel cells, mini-gas turbines and the Internet could potentially change the way utilities operate. In the coming years, we are likely to see the impact of new technology, as more efficient methods of generating and delivering power are adopted.

      For consumers and investors, the future should see more convergence, as utility companies try to integrate these advances in technology. Greater reliability and profitability will justify the cost of implementation, but initially new technology comes with considerable expense. Many utility companies will need to merge or acquire additional scale in order to manage this expense, and those that do not may be less competitive and get left behind.

CHANGING ENVIRONMENT

      Our investments in electric, gas and water utility stocks are being made in a changing economic and regulatory environment. The issues raised from deregulation will impact consumers as well as utility companies. These changes provide investors with opportunity. It is our goal to strategically position the Trust's portfolio in those utilities that will benefit from these changes.

      Today's utility companies are moving away from yield and more towards operating growth. Dividend policies are being reconsidered as companies try to extend their geographic reach and acquire companies that will add desired scale. As a result, the asset base of utility companies is increasing and accelerating the consolidation process. Consequently, we are likely to see more deals in the future. We intend to target companies that are candidates for these acquisitions and provide attractive investment opportunities for our shareholders.

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Trust. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

CITIZENS UTILITIES CO. (CZN - $16.375 - NYSE), based in Stamford, CT, provides telecommunications and public utility services to two million customers in 20 states. Citizens' management is repositioning the company as a pure-play telecom provider and is in the process of divesting all of its public services businesses. The company owns 82.7% of Electric Lightwave (ELIX - $23.875 - Nasdaq), a competitive local exchange carrier with operations in the western part of the country. Leonard Tow, Chairman and CEO of Citizens since July 1, 1990, is a veteran of the telecommunications industry and has a proven track record of creating and surfacing value.

CONECTIV INC. (CIV - $17.50 - NYSE) is a holding company formed in March 1998 from the merger of Delmarva Power & Light and Atlantic Energy. Through its subsidiaries, the company provides regulated electric and gas utility services. The company plans to sell its nuclear and coal-fired power generation facilities and use the proceeds to invest in a higher-growth segment of the power generation business. The sale proceeds will also be used to pay down debt and buy back stock. Conectiv plans to focus on its two core businesses: power delivery and the merchant energy business. The company also has a non-core telecommunications business that offers local and long distance phone service and Internet access over a 700-mile fiber optic network that spans four states.

DPL INC. (DPL - $22.1875 - NYSE) provides electric service to metropolitan Dayton, Ohio. In the past six months, DPL sold its gas distribution operations to Vectren Corp., sold a significant equity stake to KKR, and repurchased 25 million shares of stock in a self-tender. We sold a portion of the Trust's shares to the company in the tender at $23 per share. The stock is inexpensive based on current and prospective earnings, and has substantial unrealized gains in its sizeable investment portfolio. We think that KKR's involvement in the company may ultimately lead to a merger or leveraged buyout of DPL.

EL PASO ELECTRIC CO. (EE - $10.375 - ASE) emerged from bankruptcy in 1996 and has sufficiently reduced its debt obligation to recently receive an investment grade credit rating. This electric utility serves approximately 298,000 retail customers in a 10,000 square mile area of the Rio Grande Valley in West Texas and Southern New Mexico. Approximately 16% of the company's total operating revenues come from wholesale electric sales. Historically, El Paso Electric has sold power into Mexico, which is projected to have its growing demand exceed the current generating capacity.

LG&E ENERGY CORP. (LGE - $22.875 - NYSE) serves most of the state of Kentucky. The company's core business is efficient and well managed, and LG&E enjoys some of the lowest generating costs in the U.S. The stock had fallen out of investor favor because of continuing losses in LG&E's wholesale power business, which the company had failed to resolve. During the first quarter, LG&E agreed to be acquired by PowerGen plc of the U.K. for approximately $24 per share in cash. The acquisition of LG&E marks the third purchase of a U.S. utility by a British utility in the past year. We think that there will be more activity by European strategic buyers in the U.S.

DAILY NAVS NOW DISTRIBUTED BY NASDAQ

      Since our inception, we have made the net asset value available on nightly recordings through 1-800-GABELLI (1-800-422-3554). Now, Nasdaq is also disseminating the daily per share NAVs for the Trust, which is traded on the New York Stock Exchange. The NAV ticker symbol via Nasdaq is "XGUTX".

      The NAVs are available through any stock quote lookup service and on broker Nasdaq level one terminals. The dissemination of daily NAVs allows investors and brokers to better track the long-term performance of the Trust's underlying portfolio. We support Nasdaq's efforts in making closed-end funds' NAVs available on a daily basis.

INTERNET

      You can now visit us on the Internet. Our home page at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

IN CONCLUSION

      The major factors depressing utility stock prices have been rising long-term interest rates and investors' infatuation with technology stocks. With long-term interest rates perhaps having peaked for this cycle and with technology stocks now coming under pressure, utility stock price performance is likely to improve in both absolute and relative terms.

      We look forward to the challenges in the first year of the new millennium and believe that our old-fashioned value discipline will continue to reward shareholders.

                                Sincerely,

                                /s/signature

                                MARIO J. GABELLI
                                President and Chief Investment Officer

April 14, 2000

--------------------------------------------------------------------------------
                                TOP TEN HOLDINGS
                                 MARCH 31, 2000
                                ----------------
                              WICOR Inc.
                              Eastern Enterprises
                              United Water Resources Inc.
                              EnergyNorth Inc.
                              Esat Telecom Group plc

                              Eastern Utilities Associates
                              Columbia Energy Group
                              CenturyTel Inc.
                              E'Town Corp.
                              El Paso Electric Co.
--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio managers only through the end of the period stated in this report. The managers' views are subject to change at any time based on market and other conditions.

                            THE GABELLI UTILITY TRUST
                            PORTFOLIO OF INVESTMENTS
                           MARCH 31, 2000 (UNAUDITED)

                                                  MARKET
    SHARES                                         VALUE
    ------                                        ------
               COMMON STOCKS -- 82.4%
               AEROSPACE -- 0.7%
      10,000   Cordant Technologies Inc. .....  $   565,625
                                                -----------
               AGRICULTURE -- 0.1%
       5,000   Cadiz Inc.+ ...................       42,500
                                                -----------
               COMMUNICATIONS EQUIPMENT -- 0.4%
      20,000   Furukawa Electric Co. Ltd. ....      335,979
                                                -----------
               ENERGY AND UTILITIES: ELECTRIC -- 21.3%
      47,000   Bangor Hydro-Electric Co. .....      813,687
       5,000   Cleco Corp. ...................      166,250
      35,000   CMP Group Inc. ................    1,019,375
     122,000   Conectiv Inc. .................    2,135,000
      39,521   DPL Inc. ......................      876,872
      94,000   Eastern Utilities Associates ..    2,949,250
     210,000   El Paso Electric Co.+ .........    2,178,750
      40,000   Florida Progress Corp. ........    1,835,000
      23,500   FPL Group Inc. ................    1,082,469
      34,000   IPALCO Enterprises Inc. .......      663,000
      46,000   Maine Public Service Co. ......      802,125
      14,000   Niagara Mohawk Power Corp. ....      189,000
      55,706   SCANA Corp. ...................    1,368,279
      13,000   TECO Energy Inc. ..............      252,687
      10,000   TNP Enterprises Inc. ..........      438,125
      20,000   Unisource Energy Corp.+ .......      293,750
      21,000   United Illuminating Co. .......      824,250
                                                -----------
                                                 17,887,869
                                                -----------
               ENERGY AND UTILITIES: INTEGRATED -- 11.6%
      28,000   CH Energy Group Inc. ..........      850,500
      32,000   Cinergy Corp. .................      688,000
      12,000   Florida Public Utilities Co. ..      157,500
      45,000   LG&E Energy Corp. .............    1,029,375
      85,000   MCN Energy Group Inc. .........    2,125,000
      12,000   Minnesota Power Inc. ..........      199,500
      10,000   Montana Power Co. .............      640,000
      95,000   Northeast Utilities ...........    2,042,509
      80,000   RGS Energy Group Inc. .........    1,700,000
       4,000   SIGCORP Inc. ..................      100,000
       7,000   WPS Resources Corp. ...........      181,563
                                                -----------
                                                  9,713,947
                                                -----------
               ENERGY AND UTILITIES: NATURAL GAS -- 28.1%
      42,000   AGL Resources Inc. ............      771,750
      26,500   Berkshire Energy Resources ....      958,141
      45,000   Columbia Energy Group .........    2,666,250


                                                  MARKET
    SHARES                                         VALUE
    ------                                        ------
       7,500   CTG Resources Inc. ............  $   278,906
      30,000   Delta Natural Gas Co. Inc. ....      420,000
      24,000   Dynegy Inc., Cl. A ............    1,506,000
      60,985   Eastern Enterprises ...........    3,651,477
      54,000   EnergyNorth Inc. ..............    3,152,250
      17,000   Fall River Gas Co. ............      365,500
       2,000   National Fuel Gas Co. .........       89,125
      12,000   Nicor Inc. ....................      395,250
      20,000   Peoples Energy Corp. ..........      548,750
      27,000   Piedmont Natural Gas Co. Inc. .      703,688
      30,000   Providence Energy Corp. .......    1,138,125
      25,000   SEMCO Energy Inc. .............      296,875
     104,000   Southwest Gas Corp. ...........    1,982,500
      20,000   Valley Resources Inc. .........      460,000
     135,000   WICOR Inc. ....................    4,185,000
                                                -----------
                                                 23,569,587
                                                -----------
               ENERGY AND UTILITIES: WATER -- 11.1%
       4,000   American States Water Co. .....      119,000
      11,000   Artesian Resources Corp., Cl. A      253,000
      25,000   Azurix Corp.+ .................      187,500
      17,000   Birmingham Utilities Inc. .....      255,531
      12,000   California Water Service Group       273,750
      10,000   Connecticut Water Service Inc.       283,750
       4,000   Dominguez Services Corp. ......      127,000
      36,000   E'Town Corp. ..................    2,277,000
      15,000   Middlesex Water Co. ...........      435,000
       4,000   Pennichuck Corp. ..............       88,000
      12,500   SJW Corp. .....................    1,462,500
       3,000   Southwest Water Co. ...........       32,250
     100,000   United Water Resources Inc. ...    3,475,000
                                                -----------
                                                  9,269,281
                                                -----------
               FINANCIAL SERVICES -- 0.3%
       2,800   Duff & Phelps Credit Rating Co.      279,125
                                                -----------
               TELECOMMUNICATIONS -- 8.3%
       4,000   AT&T Canada Inc., Cl. B+ ......      244,000
      65,000   CenturyTel Inc. ...............    2,413,125
      80,000   Citizens Utilities Co., Cl. B+     1,310,000
      30,000   Esat Telecom Group plc, ADR+ ..    2,996,250
                                                -----------
                                                  6,963,375
                                                -----------
               WIRELESS COMMUNICATIONS -- 0.5%
       4,000   Telephone & Data Systems Inc. .      444,000
                                                -----------
               TOTAL COMMON STOCKS ...........   69,071,288
                                                -----------

                            THE GABELLI UTILITY TRUST
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                           MARCH 31, 2000 (UNAUDITED)

                                                   MARKET
    SHARES                                         VALUE
    ------                                         ------
               PREFERRED STOCK -- 1.1%
               TELECOMMUNICATIONS -- 1.1%
      15,000   Citizens Utilities Co.,
                 5.00% Cv. Pfd. ..............  $   937,500
                                                -----------
  PRINCIPAL
   AMOUNT
  ---------

               REPURCHASE AGREEMENT -- 17.0%
 $14,234,000   Agreement  with State  Street
                 Bank & Trust Co.,  6.07%,  dated
                 03/31/00, due 04/03/00, proceeds at
                 maturity $14,241,200 (a) ....   14,234,000
                                                -----------


                                                  MARKET
                                                   VALUE
                                                  ------
  TOTAL INVESTMENTS -- 100.5%
    (Cost $81,792,129) .......................  $84,242,788

  OTHER ASSETS AND
    LIABILITIES (NET) -- (0.5)% ..............     (408,357)
                                                -----------

  NET ASSETS -- 100.0%
    (10,951,101 shares outstanding) ..........  $83,834,431
                                                ===========

  NET ASSET VALUE
    ($83,834,431 / 10,951,101 shares outstanding)     $7.66
                                                      =====

  --------------------
  (a) Collateralized by U.S. Treasury Bill, 5.96%++ due 04/20/00, market value $14,520,344.
  +     Non-income producing security.
  ++    Represents annualized yield at date of purchase.

                         AUTOMATIC DIVIDEND REINVESTMENT
                        AND VOLUNTARY CASH PURCHASE PLAN

ENROLLMENT IN THE PLAN

   It is the policy of The Gabelli Utility Trust ("Utility Trust") to automatically reinvest dividends. As a "registered" shareholder you automatically become a participant in the Utility Trust's Automatic Dividend Reinvestment Plan (the "Plan"). The Plan authorizes the Utility Trust to issue shares to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Utility Trust. Plan participants may send their stock certificates to State Street Bank and Trust Company ("State Street") to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distribution in cash must submit this request in writing to:

                           The Gabelli Utility Trust
                    c/o State Street Bank and Trust Company
                                 P.O. Box 8200
                             Boston, MA 02266-8200

   Shareholders requesting this cash election must include the shareholder's name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan may contact State Street at 1 (800) 336-6983.

   SHAREHOLDERS WISHING TO LIQUIDATE REINVESTED SHARES held at State Street Bank must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

   If your shares are held in the name of a broker, bank or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of "street name" and re-registered in your own name. Once registered in your own name your dividends will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in "street name" at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

   The number of shares of Common Stock distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Utility Trust's Common Stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of Common Stock valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Utility Trust's Common Stock. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next trading day. If the net asset value of the Common Stock at the time of valuation exceeds the market price of the Common Stock, participants will receive shares from the Utility Trust valued at market price. If the Utility Trust should declare a dividend or capital gains distribution payable only in cash, State Street will buy Common Stock in the open market, or on the New York Stock Exchange or elsewhere, for the participants' accounts, except that State Street will endeavor to terminate purchases in the open market and cause the Utility Trust to issue shares at net asset value if, following the commencement of such purchases, the market value of the Common Stock exceeds the then current net asset value.

   The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

   The Utility Trust reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by State Street on at least 90 days' written notice to participants in the Plan.

VOLUNTARY CASH PURCHASE PLAN

   The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Utility Trust. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

   Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to State Street for investments in the Utility Trust's shares at the then current market price. Shareholders may send an amount from $250 to $10,000. State Street will use these funds to purchase shares in the open market on or about the 15th of each month. State Street will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200 such that State Street receives such payments approximately 10 days before the 15th of the month. Funds not received at least five days before the investment date shall be held for investment in the following month. A payment may be withdrawn without charge if notice is received by State Street at least 48 hours before such payment is to be invested.

   For more information regarding the Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Utility Trust.

                             DIRECTORS AND OFFICERS

                            THE GABELLI UTILITY TRUST
                    ONE CORPORATE CENTER, RYE, NY 10580-1434

DIRECTORS

Mario J. Gabelli, CFA
  CHAIRMAN AND CHIEF INVESTMENT OFFICER
  GABELLI ASSET MANAGEMENT INC.

Dr. Thomas E. Bratter
  PRESIDENT, JOHN DEWEY ACADEMY

Felix J. Christiana
  FORMER SENIOR VICE PRESIDENT
  DOLLAR DRY DOCK SAVINGS BANK

Anthony J. Colavita
  ATTORNEY-AT-LAW
  ANTHONY J. COLAVITA, P.C.

James P. Conn
  FORMER MANAGING DIRECTOR AND CHIEF INVESTMENT OFFICER,
  FINANCIAL SECURITY ASSURANCE HOLDINGS LTD.

Vincent D. Enright
  FORMER SENIOR VICE PRESIDENT AND
  CHIEF FINANCIAL OFFICER
  KEYSPAN ENERGY CORP.

Frank J. Fahrenkopf, Jr.
  PRESIDENT AND CHIEF EXECUTIVE OFFICER,
  AMERICAN GAMING ASSOCIATION

John D. Gabelli
  SENIOR VICE PRESIDENT
  GABELLI & COMPANY, INC.

Karl Otto Pohl
  FORMER PRESIDENT
  DEUTSCHE BUNDESBANK

Anthony R. Pustorino
  CERTIFIED PUBLIC ACCOUNTANT
  PROFESSOR, PACE UNIVERSITY

Salvatore J. Zizza
  CHAIRMAN,
  THE BETHLEHEM CORP.




OFFICERS

Mario J. Gabelli, CFA
  PRESIDENT & CHIEF INVESTMENT OFFICER

Bruce N. Alpert
  VICE PRESIDENT AND TREASURER

James E. McKee
  SECRETARY

David I. Schachter
  VICE PRESIDENT AND OMBUDSMAN

INVESTMENT ADVISOR
Gabelli Funds, LLC
One Corporate Center
Rye, New York  10580-1434

CUSTODIAN
Boston Safe Deposit and Trust Company

COUNSEL
Skadden, Arps, Slate, Meagher & Flom

TRANSFER AGENT AND REGISTRAR
State Street Bank and Trust Company

STOCK EXCHANGE LISTING

                                          COMMON
                                          ------
NYSE-Symbol:                                GUT
Shares Outstanding:                     10,951,101

The Net Asset Value appears in the Publicly Traded Funds column, under the heading "Specialized Equity Funds," in Sunday's The New York Times and in Monday's The Wall Street Journal. It is also listed in Barron's Mutual Funds/Closed End Funds section under the heading "Specialized Equity Funds."

The Net Asset Value may be obtained each day by calling (914) 921-5071.

--------------------------------------------------------------------------------
For general information about the Gabelli Funds, call 1-800-GABELLI (1-800-422-3554), fax us at 914-921-5118, visit Gabelli Funds' Internet homepage at: HTTP://WWW.GABELLI.COM or e-mail us at: closedend@gabelli.com
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Utility Trust may, from time to time, purchase its shares in the open market when the Utility Trust shares are trading at a discount of 10% or more from the net asset value of the shares.
--------------------------------------------------------------------------------

THE GABELLI UTILITY TRUST
One Corporate Center
Rye, NY  10580-1434
(914) 921-5070
http://www.gabelli.com

First Quarter Report
March 31, 2000

GBFUF 03/00